Post balance sheet events	6 Months Ended
Jun. 30, 2020
Post balance sheet events
Post balance sheet events

17. Post balance sheet events

On July 17, 2020, Verona Pharma announced that it raised approximately £159 million in a private placement with new and existing institutional and accredited investors (the "Financing"). The Financing comprised a private placement of 39,090,009 of the Company’s American Depository Shares (“ADSs”), each representing eight Ordinary Shares or non-voting Ordinary Shares of the Company, at a price of $4.50 per ADS, and 43,111,112 of the Company’s Ordinary Shares at the equivalent price per Ordinary Share, being £0.45 or $0.5625.

The net proceeds of the Financing will be approximately £145 million after deducting placement agent fees and estimated expenses.